Exhibit 21

Liberty Global plc Subsidiaries
December 31, 2013

Name	Country
Liberty South America, S.R.L.	Argentina
Pramer S.C.A.	Argentina
Liberty Movies Australia Pty Limited	Australia
UPC Cablecom Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Broadband GmbH	Austria
UPC Business Austria GmbH	Austria
UPC DSL Telecom GmbH	Austria
UPC Oberöstereich GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
Telenet Group Holding N.V.	Belgium
Telenet Mobile NV	Belgium
Telenet NV	Belgium
Telenet Service Center BV/BA	Belgium
Telenet Tecteo Bidco NV	Belgium
Telenet Vlaanderen NV	Belgium
T-VGAS NV	Belgium
Chellomedia Servicos de Televisao do Brasil Ltda	Brazil
LCPR Cayman Holding Inc.	Cayman Islands
Liberty Latin Programming Ltd.	Cayman Islands
Lynx I Ltd.	Cayman Islands
Lynx II Ltd.	Cayman Islands
United Chile Ventures, Inc.	Cayman Islands
Birmingham Cable Finance Limited	Channel Islands
Cable Finance Limited	Channel Islands
IVS Cable Holdings Limited	Channel Islands
Bazuca.com, Chile S.A.	Chile
Sociedad Televisora CBC Limitada	Chile
Southam Chile S.A.	Chile
VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Chile Holdings SpA	Chile
VTR Ingeniería S.A.	Chile
VTR Movil S.A.	Chile
VTR Wireless SA	Chile
Chellozone Movieco (Cyprus) Ltd	Cyprus
Chello Central Europe sro	Czech Republic
UPC Ceska Republica Sro	Czech Republic

Name	Country
UPC Real Estate s.r.o.	Czech Republic
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
Arena Sport Rechte und Marketing GmbH	Germany
Chello Movieco CE Services GmbH	Germany
Kabel BW GmbH	Germany
Unitymedia Hessen GmbH & Co. KG	Germany
Unitymedia Hessen Verwaltungs GmbH	Germany
Unitymedia International GmbH	Germany
Unitymedia KabelBW GmbH	Germany
Unitymedia Management GmbH	Germany
Unitymedia NRW GmbH	Germany
Unitymedia Services GmbH	Germany
UPC Germany Financing Holding GmbH	Germany
UPC Germany NewCo GmbH	Germany
LGI China Holdings, Limited	Hong Kong
Netfront Information Technology Ltd.	Hong Kong
Sky Vision Ltd.	Hong Kong
atmedia Kft	Hungary
Chello Central Europe Zrt	Hungary
UPC Magyarorszag Kft	Hungary
MGM Programming Service India Private Ltd	India
Cable Management Ireland Ltd.	Ireland
CableTel Northern Ireland Limited	Ireland
Chorus Communications Ltd.	Ireland
Imminus (Ireland) Limited	Ireland
Independent Wireless Cable Ltd.	Ireland
LGI DTH Ireland	Ireland
NTL Communications (Ireland) Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
Suir Nore Relays Ltd.	Ireland
Tara Television Ltd.	Ireland
Ulana Business Management Ltd	Ireland
UPC Broadband Ireland Ltd	Ireland
UPC Communications Ireland Ltd	Ireland
Westward Horizon Ltd	Ireland
MGM Korea Holding LLC	Korea
Finance Center Telenet Sarl	Luxembourg
Future Entertainment Sarl	Luxembourg
Magrina Sarl	Luxembourg
Telenet International Finance Sarl	Luxembourg
Telenet Luxembourg Finance Center Sarl	Luxembourg
Telenet Solutions Luxemburg NV	Luxembourg
UPC DTH Leasing Sarl	Luxembourg
UPC DTH Sarl	Luxembourg

Name	Country
UPC DTH Slovakia Sarl	Luxembourg
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Chellomedia B.V.	Netherlands
Chellomedia CEE Holdco B.V.	Netherlands
Chellomedia Direct Programming BV	Netherlands
Chellomedia Priority B.V.	Netherlands
Chellomedia Programming B.V.	Netherlands
Chellomedia Programming Financing Holdco II B.V.	Netherlands
Chellomedia Services B.V.	Netherlands
Labesa Holding B.V.	Netherlands
LGE Holdco III BV	Netherlands
LGE Holdco V BV	Netherlands
LGE Holdco VI BV	Netherlands
LGE Holdco VII BV	Netherlands
LGI China Holdings B.V.	Netherlands
LGI Mobile BV	Netherlands
LGI Ventures B.V.	Netherlands
Liberty Global B.V.	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Holding B.V.	Netherlands
Liberty Global Operations B.V.	Netherlands
Liberty Global Services B.V.	Netherlands
Lila Chile Holdings BV	Netherlands
Plator Holding B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Wireless B.V.	Netherlands
UGC Australia BV	Netherlands
UPC Belgium B.V.	Netherlands
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands
UPC Broadband N.V.	Netherlands
UPC Central Europe Holding B.V.	Netherlands
UPC Chile BV	Netherlands
UPC Chile Holding BV	Netherlands
UPC Chile Mobile Holding BV	Netherlands
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC Equipment BV	Netherlands
UPC Extra II B.V.	Netherlands
UPC France Holding B.V.	Netherlands
UPC Germany Holding B.V.	Netherlands

Name	Country
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC International Operations BV	Netherlands
UPC Internet Holding B.V.	Netherlands
UPC Luxembourg Holding B.V.	Netherlands
UPC Nederland B.V.	Netherlands
UPC Nederland Business B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Netwerk 2 BV	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Poland Holding B.V.	Netherlands
UPC Romania Holding B.V.	Netherlands
UPC Southern Europe Holding BV	Netherlands
UPC Switzerland Holding BV	Netherlands
UPC Western Europe Holding B.V.	Netherlands
Zomerwind Holding B.V.	Netherlands
ZUMB B.V.	Netherlands
Aster Marketing Sp. z o.o	Poland
At Media Sp. z o.o	Poland
Chello Central Europe Sp. z o.o	Poland
UPC Polska Sp. z o.o	Poland
Liberty Cablevision of Puerto Rico LLC	Puerto Rico
Chello Central Europe Srl	Romania
Chello Networks Srl	Romania
Focus Sat Romania Srl	Romania
Romantica Television Srl	Romania
UPC Romania Srl	Romania
JimJam East LLC	Russia
Zone East 1 LLC	Russia
Zone East 2 LLC	Russia
Zone East LLC	Russia
CableTel Scotland Limited	Scotland
Capital City Cablevision Limited	Scotland
Dundee Cable and Satellite Limited	Scotland
Edinburgh Cablevision Limited	Scotland
Hieronymous Limited	Scotland
ntl Glasgow Holdings Limited	Scotland
Perth Cable Television Limited	Scotland
Prospectre Limited	Scotland
SANE Network Limited	Scotland
Telewest Communications (Cumbernauld) Limited	Scotland
Telewest Communications (Dumbarton) Limited	Scotland
Telewest Communications (Dundee & Perth) Limited	Scotland
Telewest Communications (East Lothian and Fife) Limited	Scotland
Telewest Communications (Falkirk) Limited	Scotland

Name	Country
Telewest Communications (Glenrothes) Limited	Scotland
Telewest Communications (Motherwell) Limited	Scotland
Telewest Communications (Scotland Holdings) Limited	Scotland
Telewest Communications (Scotland) Limited	Scotland
Telewest Communications (Scotland) Venture	Scotland
Chellozone Movieco Asia Pte Ltd.	Singapore
Trnavatel s.r.o.	Slovak Rep.
UPC Broadband Slovakia sro	Slovak Rep.
Multicanal (Spain) Holding SLU	Spain
Multicanal Gestion Publicitaria, SLU	Spain
Multicanal Iberia SLU	Spain
RAE Regionalantenne Ermatingen AG	Switzerland
Sitel SA	Switzerland
Stadtantenne Kreuzlingen AG	Switzerland
Telelavaux SA	Switzerland
UPC Cablecom GmbH	Switzerland
Video 2000 SA	Switzerland
Wicab GmbH	Switzerland
Action Stations (2000) Limited	United Kingdom
Action Stations (Lakeside) Limited	United Kingdom
Andover Cablevision Limited	United Kingdom
Anglia Cable Communications Limited	United Kingdom
Avon Cable Investments Limited	United Kingdom
Avon Cable Joint Venture	United Kingdom
Barnsley Cable Communications Limited	United Kingdom
BCMV Limited	United Kingdom
Berkhamsted Properties & Building Contractors Limited	United Kingdom
Birmingham Cable Corporation Limited	United Kingdom
Birmingham Cable Limited	United Kingdom
Blue Yonder Workwise Limited	United Kingdom
Bluebottle Call Limited	United Kingdom
Bradford Cable Communications Limited	United Kingdom
Cable Adnet Limited	United Kingdom
Cable Camden Limited	United Kingdom
Cable Communications (Telecom) Limited	United Kingdom
Cable Communications Limited	United Kingdom
Cable Enfield Limited	United Kingdom
Cable Hackney & Islington Limited	United Kingdom
Cable Haringey Limited	United Kingdom
Cable Interactive Limited	United Kingdom
Cable Internet Limited	United Kingdom
Cable London Limited	United Kingdom
Cable on Demand Limited	United Kingdom
Cable Television Limited	United Kingdom
Cable Thames Valley Limited	United Kingdom

Name	Country
CableTel (UK) Limited	United Kingdom
CableTel Cardiff Limited	United Kingdom
CableTel Central Hertfordshire Limited	United Kingdom
CableTel Hertfordshire Limited	United Kingdom
CableTel Herts and Beds Limited	United Kingdom
CableTel Investments Limited	United Kingdom
CableTel Newport	United Kingdom
CableTel North Bedfordshire Limited	United Kingdom
CableTel Surrey and Hampshire Limited	United Kingdom
CableTel Telecom Supplies Limited	United Kingdom
CableTel West Glamorgan Limited	United Kingdom
CableTel West Riding Limited	United Kingdom
Cambridge Cable Services Limited	United Kingdom
Cambridge Holding Company Limited	United Kingdom
CBS Chellozone EMEA Channels Partnership	United Kingdom
CBS Chellozone UK Channels Partnership	United Kingdom
CCL Corporate Communication Services Limited	United Kingdom
Central Cable Holdings Limited	United Kingdom
Central Cable Limited	United Kingdom
Central Cable Sales Limited	United Kingdom
Chariot Collection Services Limited	United Kingdom
Chello Benelux Movieco Ltd	United Kingdom
Chello Movieco Holdings Ltd	United Kingdom
Chello Zone Holdings Ltd.	United Kingdom
Chellomedia Holdings UK II Ltd.	United Kingdom
Chellomedia Services Ltd.	United Kingdom
Chellozone (UK) Ltd.	United Kingdom
Columbia Management Limited	United Kingdom
ComTel Cable Services Limited	United Kingdom
ComTel Coventry Limited	United Kingdom
Continental Shelf 16 Limited	United Kingdom
Credit-Track Debt Recovery Limited	United Kingdom
Crystal Palace Radio Limited	United Kingdom
De Facto 1159 Limited	United Kingdom
Diamond Cable Communications Limited	United Kingdom
Digital Television Network Limited	United Kingdom
Doncaster Cable Communications Limited	United Kingdom
DTELS Limited	United Kingdom
East Coast Cable Limited	United Kingdom
Ed Stone Limited	United Kingdom
EMS Investments Limited	United Kingdom
Enablis Limited	United Kingdom
Eurobell (Holdings) Limited	United Kingdom
Eurobell (IDA) Limited	United Kingdom
Eurobell (No 2) Limited	United Kingdom

Name	Country
Eurobell (No 3) Limited	United Kingdom
Eurobell (No 4) Limited	United Kingdom
Eurobell (South West) Limited	United Kingdom
Eurobell (Sussex ) Limited	United Kingdom
Eurobell (West Kent) Limited	United Kingdom
Eurobell CPE Limited	United Kingdom
Eurobell Internet Services Limited	United Kingdom
Eurobell Limited	United Kingdom
European Business Network Limited	United Kingdom
Fastrak Limited	United Kingdom
Filegale Limited	United Kingdom
Fleximedia Limited	United Kingdom
Flextech (1992) Limited	United Kingdom
Flextech (Kindernet Investment) Limited	United Kingdom
Flextech (Travel Channel) Limited	United Kingdom
Flextech B Limited	United Kingdom
Flextech Broadband Holdings Limited	United Kingdom
Flextech Broadband Limited	United Kingdom
Flextech Broadcasting Limited	United Kingdom
Flextech Business News Limited	United Kingdom
Flextech C	United Kingdom
Flextech Childrens Channel Limited	United Kingdom
Flextech Communications Limited	United Kingdom
Flextech Digital Broadcasting Limited	United Kingdom
Flextech Distribution Limited	United Kingdom
Flextech Family Channel Limited	United Kingdom
Flextech Holdco Limited	United Kingdom
Flextech Homeshopping Limited	United Kingdom
Flextech Interactive Limited	United Kingdom
Flextech IVS Limited	United Kingdom
Flextech L Limited	United Kingdom
Flextech Limited	United Kingdom
Flextech Media Holdings Limited	United Kingdom
Flextech Music Publishing Limited	United Kingdom
Flextech T Limited	United Kingdom
Flextech Ventures Limited	United Kingdom
Flextech Video Games Limited	United Kingdom
Flextech-Flexinvest Limited	United Kingdom
Florida Homeshopping Limited	United Kingdom
General Cable Group Limited	United Kingdom
General Cable Holdings Limited	United Kingdom
General Cable Investments Limited	United Kingdom
General Cable Limited	United Kingdom
General Cable Programming Limited	United Kingdom
Halifax Cable Communications Limited	United Kingdom

Name	Country
Heartland Cablevision (UK) Limited	United Kingdom
Heartland Cablevision II (UK) Limited	United Kingdom
Herts Cable Limited	United Kingdom
Interactive Digital Sales Limited	United Kingdom
Jewel Holdings	United Kingdom
JimJam CEE Ltd.	United Kingdom
JimJam Television Ltd.	United Kingdom
Lanbase European Holdings Limited	United Kingdom
Lanbase Limited	United Kingdom
Lewis Reed Debt Recovery Limited	United Kingdom
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Incorporated Limited	United Kingdom
Liberty Global plc	United Kingdom
Lichfield Cable Communications Limited	United Kingdom
Lynx Europe 2 Limited	United Kingdom
Lynx Europe 4 Limited	United Kingdom
M&NW Network II Limited	United Kingdom
M&NW Network Limited	United Kingdom
Matchco Directors Limited	United Kingdom
Matchco Limited	United Kingdom
Matchco Secretaries Limited	United Kingdom
Mayfair Way Management Limited	United Kingdom
Maza Limited	United Kingdom
Metro Hertfordshire Limited	United Kingdom
Metro South Wales Limited	United Kingdom
MGM Channel Poland Ltd	United Kingdom
Middlesex Cable Limited	United Kingdom
Network Gaming Consulting Limited	United Kingdom
Northampton Cable Television Limited	United Kingdom
Northern Credit Limited	United Kingdom
ntl (Aylesbury and Chiltern) Limited	United Kingdom
ntl (B) Limited	United Kingdom
ntl (BCM Plan) Pension Trustees Limited	United Kingdom
ntl (Broadland) Limited	United Kingdom
ntl (City and Westminster) Limited	United Kingdom
ntl (County Durham) Limited	United Kingdom
ntl (CRUK)	United Kingdom
ntl (CWC Holdings)	United Kingdom
ntl (CWC) Corporation Limited	United Kingdom
ntl (CWC) Limited	United Kingdom
ntl (CWC) Management Limited	United Kingdom
ntl (CWC) No 2 Limited	United Kingdom
ntl (CWC) No 3 Limited	United Kingdom
ntl (CWC) No 4 Limited	United Kingdom
ntl (CWC) Programming Limited	United Kingdom

Name	Country
ntl (CWC) UK	United Kingdom
ntl (Ealing) Limited	United Kingdom
ntl (Fenland) Limited	United Kingdom
ntl (Greenwich and Lewisham) Limited	United Kingdom
ntl (Hampshire) Limited	United Kingdom
ntl (Harrogate) Limited	United Kingdom
ntl (Harrow) Limited	United Kingdom
ntl (Kent) Limited	United Kingdom
ntl (Lambeth and Southwark Limited	United Kingdom
ntl (Leeds) Limited	United Kingdom
ntl (Norwich) Limited	United Kingdom
ntl (Peterborough) Limited	United Kingdom
ntl (South East) Limited	United Kingdom
ntl (South London) Limited	United Kingdom
ntl (Southampton and Eastleigh) Limited	United Kingdom
ntl (Sunderland) Limited	United Kingdom
ntl (Thamesmead) Limited	United Kingdom
NTL (Triangle) LLC	United Kingdom
ntl (V)	United Kingdom
ntl (V) Plan Pension Trustees Limited	United Kingdom
ntl (Wandsworth) Limited	United Kingdom
ntl (Wearside) Limited	United Kingdom
ntl (West London) Limited	United Kingdom
ntl (YorCan) Limited	United Kingdom
ntl (York) Limited	United Kingdom
ntl Acquisition Company Limited	United Kingdom
ntl Bolton Cablevision Holding Company	United Kingdom
ntl Business (Ireland) Limited	United Kingdom
ntl Business Limited	United Kingdom
ntl CableComms Bolton	United Kingdom
ntl CableComms Bromley	United Kingdom
ntl CableComms Bury and Rochdale	United Kingdom
ntl CableComms Cheshire	United Kingdom
ntl CableComms Derby	United Kingdom
ntl CableComms East Lancashire	United Kingdom
ntl CableComms Greater Manchester	United Kingdom
ntl CableComms Group Limited	United Kingdom
ntl CableComms Holdings No 1 Limited	United Kingdom
ntl CableComms Holdings No 2 Limited	United Kingdom
ntl CableComms Lancashire No 1	United Kingdom
ntl CableComms Lancashire No 2	United Kingdom
ntl CableComms Limited	United Kingdom
ntl CableComms Macclesfield	United Kingdom
ntl CableComms Manchester Limited	United Kingdom
ntl CableComms Oldham and Tameside	United Kingdom

Name	Country
ntl CableComms Solent	United Kingdom
ntl CableComms Staffordshire	United Kingdom
ntl CableComms Stockport	United Kingdom
ntl CableComms Surrey	United Kingdom
ntl CableComms Sussex	United Kingdom
ntl CableComms Wessex	United Kingdom
ntl CableComms West Surrey Limited	United Kingdom
ntl CableComms Wirral	United Kingdom
ntl Cambridge Limited	United Kingdom
ntl Chartwell Holdings Limited	United Kingdom
ntl Communications Services Limited	United Kingdom
ntl Darlington Limited	United Kingdom
ntl Derby Cablevision Holding Company	United Kingdom
ntl Digital Ventures Limited	United Kingdom
ntl Equipment No 1 Limited	United Kingdom
ntl Equipment No 2 Limited	United Kingdom
ntl Fawnspring Limited	United Kingdom
ntl Finance Limited	United Kingdom
ntl Funding Limited	United Kingdom
ntl Glasgow Holdings Limited	United Kingdom
ntl Holdings (Broadland) Limited	United Kingdom
ntl Holdings (East London) Limited	United Kingdom
ntl Holdings (Fenland) Limited	United Kingdom
ntl Holdings (Leeds) Limited	United Kingdom
ntl Holdings (Norwich) Limited	United Kingdom
ntl Holdings (Peterborough) Limited	United Kingdom
ntl Internet Limited	United Kingdom
ntl Internet Services Limited	United Kingdom
ntl Irish Holdings Limited	United Kingdom
ntl Kirklees	United Kingdom
ntl Kirklees Holdings Limited	United Kingdom
ntl Limited	United Kingdom
ntl Manchester Cablevision Holding Company	United Kingdom
ntl Microclock Services Limited	United Kingdom
ntl Midlands Limited	United Kingdom
ntl Milton Keynes Limited	United Kingdom
ntl National Limited	United Kingdom
ntl National Networks Limited	United Kingdom
ntl Networks Limited	United Kingdom
ntl Partcheer Company Limited	United Kingdom
ntl Pension Trustees Limited	United Kingdom
ntl Rectangle Limited	United Kingdom
ntl Sideoffer Limited	United Kingdom
ntl Solent Telephone and Cable TV Company Limited	United Kingdom
ntl South Central Limited	United Kingdom

Name	Country
ntl South Wales Limited	United Kingdom
ntl Streetunique Projects Limited	United Kingdom
ntl Streetunit Projects Limited	United Kingdom
ntl Streetusual Services Limited	United Kingdom
ntl Streetvision Services Limited	United Kingdom
ntl Streetvital Services Limited	United Kingdom
ntl Streetwarm Services Limited	United Kingdom
ntl Streetwide Services Limited	United Kingdom
ntl Strikeagent Trading Limited	United Kingdom
ntl Strikeamount Trading Limited	United Kingdom
ntl Strikeapart Trading Limited	United Kingdom
ntl Systems Limited	United Kingdom
ntl Technical Support Company Limited	United Kingdom
ntl Teesside Limited	United Kingdom
ntl Telecom Services Limited	United Kingdom
ntl Trustees Limited	United Kingdom
ntl UK Telephone and Cable TV Holding Company Limited	United Kingdom
ntl Victoria II Limited	United Kingdom
ntl Victoria Limited	United Kingdom
ntl Westminster Limited	United Kingdom
ntl Winston Holdings Limited	United Kingdom
ntl Wirral Telephone and Cable TV Company	United Kingdom
Outdoor TV Ltd.	United Kingdom
Oxford Cable Limited	United Kingdom
Pinnacle Debt Recovery Limited	United Kingdom
Rapid Banking Solutions Limited	United Kingdom
Rapid Business Solutions Limited	United Kingdom
Rapid Personal Digital Solutions Limited	United Kingdom
Rapid Travel Solutions Limited	United Kingdom
Reality TV USA Ltd.	United Kingdom
Romantica (East) Ltd.	United Kingdom
Rotherham Cable Communications Limited	United Kingdom
Screenshop Limited	United Kingdom
Secure Backup Systems Limited	United Kingdom
Sheffield Cable Communications Limited	United Kingdom
Smashedatom Limited	United Kingdom
Southern East Anglia Cable Limited	United Kingdom
Southwestern Bell International Holdings Limited	United Kingdom
Stafford Communications Limited	United Kingdom
Supporthaven Limited	United Kingdom
Swindon Cable Limited	United Kingdom
Tamworth Cable Communications Limited	United Kingdom
Telewest Carrier Services Limited	United Kingdom
Telewest Communications (Central Lancashire) Limited	United Kingdom
Telewest Communications (Cotswolds) Limited	United Kingdom

Name	Country
Telewest Communications (Cotswolds) Venture	United Kingdom
Telewest Communications (Fylde & Wyre) Limited	United Kingdom
Telewest Communications (Internet) Limited	United Kingdom
Telewest Communications (Liverpool) Limited	United Kingdom
Telewest Communications (London South) Joint Venture	United Kingdom
Telewest Communications (London South) Limited	United Kingdom
Telewest Communications (Midlands and North West) Limited	United Kingdom
Telewest Communications (Midlands) Limited	United Kingdom
Telewest Communications (Nominees) Limited	United Kingdom
Telewest Communications (North East) Limited	United Kingdom
Telewest Communications (North East) Partnership	United Kingdom
Telewest Communications (North West) Limited	United Kingdom
Telewest Communications (Publications) Limited	United Kingdom
Telewest Communications (South East) Limited	United Kingdom
Telewest Communications (South East) Partnership	United Kingdom
Telewest Communications (South Thames Estuary) Limited	United Kingdom
Telewest Communications (South West) Limited	United Kingdom
Telewest Communications (Southport) Limited	United Kingdom
Telewest Communications (St Helens & Knowsley) Limited	United Kingdom
Telewest Communications (Taunton & Bridgwater) Limited	United Kingdom
Telewest Communications (Telford) Limited	United Kingdom
Telewest Communications (Tyneside) Limited	United Kingdom
Telewest Communications (Wigan) Limited	United Kingdom
Telewest Communications Cable Limited	United Kingdom
Telewest Communications Holdco Limited	United Kingdom
Telewest Communications Holdings Limited	United Kingdom
Telewest Communications Networks Limited	United Kingdom
Telewest Communications Services Limited	United Kingdom
Telewest Directors Limited	United Kingdom
Telewest Health Trustees Limited	United Kingdom
Telewest Limited	United Kingdom
Telewest Parliamentary Holdings Limited	United Kingdom
Telewest Secretaries Limited	United Kingdom
Telewest Share Trust Limited	United Kingdom
Telewest Trustees Limited	United Kingdom
Telewest UK Limited	United Kingdom
Telewest Workwise Limited	United Kingdom
Telso Communications Limited	United Kingdom
The Cable Corporation Equipment Limited	United Kingdom
The Cable Corporation Limited	United Kingdom
The Cable Equipment Store Limited	United Kingdom
The North London Channel Limited	United Kingdom
The Yorkshire Cable Group Limited	United Kingdom
Theseus No. 1 Limited	United Kingdom
Theseus No.2 Limited	United Kingdom

Name	Country
TVS Pension Fund Trustees Limited	United Kingdom
TVS Television Limited	United Kingdom
Tyneside Cable Limited Partnership	United Kingdom
United Artists Investments Limited	United Kingdom
UPC Broadband UK Limited	United Kingdom
Virgin Media Business Limited	United Kingdom
Virgin Media Communications Limited	United Kingdom
Virgin Media Communications Networks Limited	United Kingdom
Virgin Media Directors Limited	United Kingdom
Virgin Media Employee Medical Trust Limited	United Kingdom
Virgin Media Finance plc	United Kingdom
Virgin Media Investment Holdings Limited	United Kingdom
Virgin Media Investments Limited	United Kingdom
Virgin Media Limited	United Kingdom
Virgin Media Payments Limited	United Kingdom
Virgin Media Sales Limited	United Kingdom
Virgin Media Secretaries Limited	United Kingdom
Virgin Media Secured Finance plc	United Kingdom
Virgin Media SFA Finance Limited	United Kingdom
Virgin Media Wholesale Limited	United Kingdom
Virgin Mobile Group (UK) Limited	United Kingdom
Virgin Mobile Holdings (UK) Limited	United Kingdom
Virgin Mobile Telecoms Limited	United Kingdom
Virgin Net Limited	United Kingdom
Vision Networks Services UK Limited	United Kingdom
VM Real Estate (No 2) Limited	United Kingdom
VM Real Estate Limited	United Kingdom
VM Sundial Limited	United Kingdom
VMIH Sub Limited	United Kingdom
Wakefield Cable Communications Limited	United Kingdom
Wessex Cable Limited	United Kingdom
Windsor Television Limited	United Kingdom
Workplace Technologies Trustees Company Limited	United Kingdom
XL Debt Recovery Agency Limited	United Kingdom
Yorkshire Cable Communications Limited	United Kingdom
Yorkshire Cable Finance Limited	United Kingdom
Yorkshire Cable Limited	United Kingdom
Yorkshire Cable Properties Limited	United Kingdom
Yorkshire Cable Telecom Limited	United Kingdom
Zone Kids Limited	United Kingdom
Zone Vision (China) Ltd.	United Kingdom
Zonemedia Broadcasting Ltd.	United Kingdom
Zonemedia Enterprises Ltd.	United Kingdom
Zonemedia Group Ltd.	United Kingdom
Zonemedia Management Ltd.	United Kingdom

Name	Country
LMI Programming South America S.A.	Uruguay
Reality TV Latin America S.C.A.	Uruguay
Sentino S.A.	Uruguay
Avon Cable Limited Partnership	USA-Colo
Bearsden Nominees, Inc.	USA-Colo
CableTel Programming, Inc.	USA-Colo
CableTel Ventures Inc.	USA-Colo
Cotswolds Cable Limited Partnership	USA-Colo
Edinburgh Cable Limited Partnership	USA-Colo
Estuaries Cable Limited Partnership	USA-Colo
London South Cable Partnership	USA-Colo
TCI US West Cable Communications Group	USA-Colo
United Cable (London South) Limited Partnership	USA-Colo
Encore International LLC	USA-Colo
Interactive Television Network, Inc.	USA-Colo
LGI International Holdings, Inc.	USA-Colo
Liberty Global Management, LLC	USA-Colo
Liberty Global Services II, LLC	USA-Colo
Liberty Global Services, LLC	USA-Colo
Liberty Home Shop International, Inc.	USA-Colo
Liberty International Cable Management, Inc.	USA-Colo
Liberty Programming South America, LLC	USA-Colo
Merger Sub Inc.	USA-Colo
NTL Brighton LLC	USA-Colo
NTL Digital (US), Inc.	USA-Colo
NTL International Services, Inc.	USA-Colo
NTL Rochester Inc.	USA-Colo
UIH Philippines Holdings, LLC	USA-Colo
UIH SFCC Holdings L.P.	USA-Colo
UIH SFCC II, LLC	USA-Colo
UIH SFCC LP	USA-Colo
UIM Aircraft, LLC	USA-Colo
United AUN, LLC	USA-Colo
United Austar Partners	USA-Colo
United Chile, LLC	USA-Colo
United Latin America Programming, LLC	USA-Colo
Virgin Media Group LLC	USA-Colo
Virgin Media Holdings Inc.	USA-Colo
Virgin Media Inc.	USA-Colo
Asia Television Advertising LLC	USA-Del
Associated SMR, Inc.	USA-Del
Canal Cosmopolitan Latinoamérica, LLC	USA-Del
Chartwell Investors, LP	USA-Del
Chello Latin America LLC	USA-Del
Chello Movieco Inc.	USA-Del

Name	Country
Chellozone India LLC	USA-Del
Europe Acquisition, Inc.	USA-Del
LCPR Ventures LLC	USA-Del
Leo Cable LLC	USA-Del
Leo Cable LP	USA-Del
LGI Broadband Operations, Inc.	USA-Del
LGI International, Inc.	USA-Del
LGI Ventures Management, Inc.	USA-Del
LGJ Holdings LLC	USA-Del
Liberty FA Holdings, Inc.	USA-Del
Liberty Global Europe, Inc.	USA-Del
Liberty Global Japan, LLC	USA-Del
Liberty Global, Inc.	USA-Del
Liberty Japan MC, LLC	USA-Del
Liberty Japan V, Inc.	USA-Del
Liberty Media International Holdings, LLC	USA-Del
Liberty Programming Japan, LLC	USA-Del
Liberty Uruguay LLC	USA-Del
Liberty VIV II, Inc.	USA-Del
LMI Japan Management, Inc.	USA-Del
LMINT Holdings, LLC	USA-Del
Lynx I Corp.	USA-Del
Lynx II Corp.	USA-Del
NNS UK Holdings 1 LLC	USA-Del
NNS UK Holdings 2, Inc	USA-Del
North CableComms Holdings, Inc	USA-Del
North CableComms LLC	USA-Del
North CableComms Management, Inc	USA-Del
NTL Bromley Company	USA-Del
NTL CableComms Group, Inc	USA-Del
NTL Chartwell Holdings 2, Inc	USA-Del
NTL Chartwell Holdings, Inc	USA-Del
NTL North CableComms Holdings, Inc	USA-Del
NTL North CableComms Management, Inc	USA-Del
NTL Programming Subsidiary Company	USA-Del
NTL Solent Company	USA-Del
NTL South CableComms Holdings, Inc	USA-Del
NTL South CableComms Management, Inc	USA-Del
NTL Surrey Company	USA-Del
NTL Sussex Company	USA-Del
NTL UK CableComms Holdings, Inc	USA-Del
NTL Wessex Company	USA-Del
NTL Winston Holdings, Inc	USA-Del
NTL Wirral Company	USA-Del
Priority Telecom Service Corporation, Inc.	USA-Del

Name	Country
South CableComms Holdings, Inc	USA-Del
South CableComms LLC	USA-Del
South CableComms Management, Inc	USA-Del
Telewest Global Finance LLC	USA-Del
United Asia Communications, LLC	USA-Del
UnitedGlobalCom, Inc.	USA-Del
UPC Financing Partnership	USA-Del
Virgin Media (UK) Group, Inc.	USA-Del
Virgin Media Dover LLC	USA-Del
Winston Investors LLC	USA-Del